                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Sangstat Medical Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): Not applicable.

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 19, 1997

TO THE STOCKHOLDERS OF SANGSTAT MEDICAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SangStat Medical Corporation (the "Company"), a Delaware corporation, will be held on June 19, 1997 at 10:00 a.m. local time, at the offices of the Company, located at 1505 Adams Drive, Menlo Park, California, 94025, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect directors to serve for one year terms or until their successors are elected;

     2. To approve a series of amendments to the Company's 1993 Stock Option Plan, including a 750,000-share increase in the maximum number of shares of Common Stock authorized for issuance under the 1993 Plan;

     3. To approve the Company's 1996 Non-Employee Directors Stock Option Plan;

     4. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

     5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on May 9, 1997 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,

                                          /s/ Philippe Pouletty

                                          Philippe Pouletty
                                          Chairman of the Board and
                                          Chief Executive Officer

May 27, 1997

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
PROXY STATEMENT.......................................................................    1
MATTERS TO BE CONSIDERED AT ANNUAL MEETING............................................    2
          PROPOSAL ONE -- ELECTION OF DIRECTORS.......................................    2
          PROPOSAL TWO -- AMENDMENTS TO THE 1993 STOCK OPTION PLAN....................    5
          PROPOSAL THREE -- APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION
         PLAN.........................................................................   11
          PROPOSAL FOUR -- RATIFICATION OF INDEPENDENT AUDITORS.......................   15
          OTHER MATTERS...............................................................   15
OWNERSHIP OF SECURITIES...............................................................   16
EXECUTIVE COMPENSATION AND RELATED INFORMATION........................................   18
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...............................   21
COMPARISON OF STOCKHOLDER RETURN......................................................   24
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934..................   25
ANNUAL REPORT.........................................................................   25
FORM 10-K.............................................................................   25

                          SANGSTAT MEDICAL CORPORATION
                                1505 ADAMS DRIVE
                          MENLO PARK, CALIFORNIA 94025
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 1997

     The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of SangStat Medical Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 19, 1997 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. local time, at the offices of the Company located at the address above. These proxy solicitation materials were mailed on or about May 27, 1997, to all stockholders entitled to vote at the Annual Meeting.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On May 9, 1997, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 15,901,230 shares of the Company's common stock, $0.001 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on May 9, 1997. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality vote. Since votes are cast in favor of or withheld from each nominee, abstentions will therefore have no effect on the outcome. Each of the other proposals requires an affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will have the same effect as negative votes, while broker non-votes are not included in the total number of votes cast on a proposal and therefore will not be counted for purposes of determining whether a proposal has been approved. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

REVOCABILITY OF PROXIES

     You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. No additional compensation will be paid to those individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received no later than January 19, 1998, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

GENERAL

     The Board of Directors has selected seven nominees, all of whom are currently serving as directors of the Company. The names of the persons who are nominees for director and their positions with the Company as of May 1, 1997 are set forth in the table below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The seven candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected directors of the Company, to serve their respective terms and until their successors have been elected and qualified.

                                                POSITIONS AND OFFICES HELD       DIRECTOR
                 NOMINEE             AGE             WITH THE COMPANY             SINCE
        -------------------------    ---       ----------------------------      --------
        Philippe Pouletty........    38        Chairman of the Board,              1988
                                                 Chief Executive Officer
        Gordon Russell...........    62        Director                            1990
        Fredric J. Feldman.......    57        Director                            1992
        Elizabeth Greetham.......    47        Director                            1996
        Richard D. Murdock.......    49        Director                            1993
        Andrew J. Perlman........    46        Director                            1992
        Vincent R. Worms.........    42        Director                            1991

BUSINESS EXPERIENCE OF DIRECTORS

     PHILIPPE POULETTY, M.D., 38, founded SangStat in 1988 and has served as Chief Executive Officer since then. Dr. Pouletty has also been a Director since 1988, and has served as Chairman since February 1995. Dr. Pouletty was a founder and, from 1984 to 1988, a Director of Research at Clonatec, a French diagnostics company. Dr. Pouletty has a M.D. degree from the University of Paris VI. He holds a M.S. in immunology and a M.S. in virology from Institut Pasteur. Dr. Pouletty conducted research as a post-doctoral fellow at Stanford University. He serves as Vice-President of Fondation Transvie, a non-profit foundation for xenotransplantation.

     GORDON RUSSELL, 62, served as Chairman of the Board from January 1992 until February 1995, and as a Director of the Company continuously since February 1990. In February 1995, Mr. Russell resigned from his post as Chairman of the Board. Mr. Russell serves on the Board of ChemTrak Incorporated and has been a General Partner of Sequoia Capital since 1979. Mr. Russell is Chairman of the Board of Overseers of the Dartmouth Medical School and the C. Everett Koop Institute at Dartmouth. He also serves as Chairman of the Board of Trustees of the Palo Alto Medical Foundation. Mr. Russell has an A.B. in History from Dartmouth College.

     FREDRIC J. FELDMAN, PH.D., 57, has been a Director of the Company since March 1992. He is currently CEO and a Director of Biex, Inc., a women's healthcare company, and a Director of OrthoLogic Corporation and Oncogenetics, Inc. From 1992 to 1995 he was Chairman and CEO of Oncogenetics, Inc. From 1988 to 1992, he was President and CEO of Microgenics Corporation, a medical diagnostics product manufacturer. From 1984 to 1988, Dr. Feldman served as the President of Instrumentation Laboratory, a diagnostic instrument company. Dr. Feldman has a Ph.D. in Analytical Chemistry from the University of Maryland and a B.S. in Chemistry from Brooklyn College of City University of New York.

     ELIZABETH GREETHAM, 47, has been a Director of the Company since September 1996. She is currently Portfolio Manager of Life Sciences L.P. Funds and handles analytical responsibilities for all healthcare investments for the institutional, Mutual and High Individual Net Worth Accounts at Weiss, Peck & Greer Investments, where she has been employed since 1990. Ms. Greetham also serves as a Director of various pharmaceutical companies, including Medco Research, Chemex Pharmaceutical, Progenics Pharmaceutical, Repligen, Guilford Pharmaceutical and ChiRex. Ms. Greetham has an M.A. in Economics from Edinburgh University.

     RICHARD D. MURDOCK, 49, has been a Director of the Company since October 1993. He is also a member of the board of directors of Matrix Pharmaceutical, a public biotechnology company. Mr. Murdock has been the Chief Executive Officer and a Director of CellPro, Incorporated, a public biotechnology company, since June 1992. From August to December 1991, he was CellPro's Vice President of Marketing and Corporate Development and in December 1991 he was appointed President. From 1989 to 1991, he was European Vice President of the Fenwal Division of Baxter, which specializes in automated blood-processing equipment. From 1986 to 1989, he was Vice President of Marketing for Fenwal Automated Systems Inc. Mr. Murdock received a B.S. in Zoology from the University of California at Berkeley in 1969.

     ANDREW J. PERLMAN, M.D., PH.D., 46, has been a Director of the Company since December 1992. Dr. Perlman has been the Vice President of Medical Research at Tularik, Inc., a private biotechnology company, since January 1993. From 1987 to 1993, Dr. Perlman served in various positions at Genentech, Inc., most recently as Senior Director, Clinical Research. Dr. Perlman has an M.D. and a Ph.D. in Physiology from New York University.

     VINCENT R. WORMS, 42, has been a Director of the Company since October 1991. Mr. Worms has been a General Partner of Partech International since 1982. He has an engineering degree from Ecole Polytechnique in Paris, and an M.S. degree from the Massachusetts Institute of Technology. Mr. Worms is presently a Director of Visioneer and Business Objects.

     The Company's bylaws authorize the Board of Directors to fix the number of directors by resolution. The number is currently fixed at seven. All directors hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve at the discretion of the Board of Directors. There are no family relationships among executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1996, the Board of Directors held six meetings and did not act by unanimous written consent on any occasion. The Board of Directors has an Audit Committee and a Compensation Committee. Each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period he or she served) and (ii) the total number of meetings held by all committees on which he or she served (held during the period he or she served) during the past fiscal year.

     The Audit Committee currently consists of two directors, Gordon Russell and Vincent Worms, and is primarily responsible for approving the services performed by the Company's independent auditors and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee held three meetings during the last fiscal year.

     The Compensation Committee currently consists of three directors, Elizabeth Greetham, Andrew J. Perlman and Vincent Worms, and is primarily responsible for reviewing and approving the Company's general compensation policies and setting compensation levels for the Company's executive officers. The Compensation Committee also has the exclusive authority to administer the Company's 1993 Stock Option Plan (the "1993 Plan") and make option grants thereunder. The Compensation Committee held four meetings during the last fiscal year.

DIRECTOR COMPENSATION

     On July 24, 1996, the Company implemented the 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan"), subject to stockholder approval at the 1997 Annual Meeting. Under the Directors Plan, the following option grants were made to the non-employee Board members on July 24, 1996: Fredric Feldman and Richard Murdock each received an option grant for 9,000 shares, and Andrew Perlman, Gordon Russell and Vincent Worms each received an option grant for 14,000 shares. Each of those options has an exercise price of $13.50 per share, the fair market value per share of Common Stock on the grant date based on the closing selling price per share of Common Stock on the Nasdaq National Market. In addition, Elizabeth Greetham received an option for 19,000 shares on September 25, 1996 in connection with her appointment to the Board on that date. That option has an exercise price of $23.50 per share, the fair market value per share of Common Stock on the grant date. Each of the options will have a maximum term of ten (10) years, measured from the grant date, and the shares subject to each option will vest in a series of installments over the optionee's period of Board service, subject to acceleration in the event of certain changes in the ownership or control of the Company. For further information concerning the terms of the option grants, please see Proposal Three below.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES.

            PROPOSAL TWO -- AMENDMENTS TO THE 1993 STOCK OPTION PLAN

     The Company's stockholders are being asked to approve a series of amendments to the Company's 1993 Stock Option Plan (the "1993 Plan") which will effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1993 Plan from 1,542,200 to 2,292,200 shares, (ii) render the non-employee Board members eligible to receive option grants under the 1993 Plan, (iii) allow unvested shares issued under the 1993 Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the 1993 Plan,
(iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (v) effect a series of additional changes to the provisions of the 1993 Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the 1993 Plan from the short-swing liability provisions of the federal securities laws.

     The proposed share increase will assure that a sufficient reserve of Common Stock is available under the 1993 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success. The remaining amendments will provide the Company with more opportunities to make equity incentives available to the non-employee Board members as an inducement for their continued service and will facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the 1993 Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its recent amendment.

     The 1993 Plan was originally adopted by the Board and approved by the stockholders in 1993 as successor to the Company's 1990 Stock Option Plan. The 1993 Plan was amended on March 30, 1995 to increase the share reserve by 340,000 shares. Such amendment was approved by the shareholders at the 1995 Annual Meeting. The 1993 Plan was further amended by the Board on April 26, 1996 to increase the share reserve by an additional 500,000 shares, and that increased was approved by the stockholders at the 1996 Annual Meeting. The amendments which are the subject of this Proposal were adopted by the Board on April 3, 1997.

     The Company also has a 1993 Stock Option Plan (France) (the "France Plan") pursuant to which 48,000 shares of Common Stock are available for issuance to employees of Sangstat Atlantique.

     The following is a summary of the principal features of the 1993 Plan, as most recently amended. However, the summary does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Menlo Park, California.

                                PLAN DESCRIPTION

SHARE RESERVE

     A total of 2,292,200 shares of Common Stock has been reserved for issuance over the term of the 1993 Plan, assuming stockholder approval of the 750,000-share increase which forms part of this Proposal. In no event may any one participant in the 1993 Plan be granted stock options and separately exercisable stock appreciation rights for more than 700,000 shares in the aggregate over the 1993 Plan, exclusive, however, of any stock options or stock appreciation rights granted prior to January 1, 1995.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1993 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and separately exercisable stock appreciation rights under the 1993 Plan and (iii) the number and class of securities and the exercise price per share in effect under each outstanding option.

     Should an option expire or terminate for any reason prior to exercise in full or be cancelled in accordance with the provisions of the 1993 Plan, the shares subject to the portion of the option not so exercised or cancelled will be available for subsequent issuance under the 1993 Plan. Unvested shares issued under the 1993 Plan and subsequently repurchased by the Company at the option exercise price paid per share will also be added back to the share reserve and will accordingly be available for subsequent issuance under the 1993 Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1993 Plan will not be available for subsequent issuance.

PLAN ADMINISTRATION

     The 1993 Plan will be administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1993 Plan) to set the terms of each option grant under the 1993 Plan.

ELIGIBILITY

     Employees of the Company or any parent or subsidiary, non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and consultants and other independent advisors in the service of the Company or its parent or subsidiary corporations will be eligible to participate in the 1993 Plan. Non-employee members of the Board will also be eligible to participate in the new 1996 Non-Employee Director Stock Option Plan which is the subject of Proposal No. 3 below.

     As of May 1, 1997, eleven (11) executive officers, six (6) non-employee Board members and approximately sixty-three (63) other employees were eligible to participate in the 1993 Plan.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 1996 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On May 1, 1997, the closing selling price per share was $19.00.

OPTION TERMS

     Options granted under the 1993 Plan will have an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten (10) years. The options will generally become exercisable in a series of installments over the optionee's period of service with the Company.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

          Limited stock appreciation rights may be provided to one or more non-employee Board members or officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price paid per share of Common Stock in connection with the tender offer over (b) the exercise price payable for such share.

     No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance following the optionee's death and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

     The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of the shares.

     The Plan Administrator will also have the authority to effect the cancellation of outstanding options under the 1993 Plan and to issue replacement options with an exercise price based on the fair market price of Common Stock at the time of the new grant.

ACCELERATION

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the 1993 Plan which is not to be assumed by the successor corporation will automatically accelerate in full. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration in the event the individual's service with the successor entity is subsequently terminated within a specified period following the acquisition. The Plan Administrator will have the discretionary authority to structure one or more option grants under the 1993 Plan so that those options will, in connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), automatically accelerate in full, with such acceleration to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

     The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the 1993 Plan. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the purchased shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's period of service.

SPECIAL TAX ELECTION

     The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1993 Plan between January 1, 1996 and May 1, 1997, together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                                                        WEIGHTED
                                                                     NUMBER OF          AVERAGE
                              NAME                                 OPTION SHARES     EXERCISE PRICE
-----------------------------------------------------------------  -------------     --------------
Philippe Pouletty................................................      35,000         $ 13.50/share
  Chairman of the Board and Chief Executive Officer
David Winter.....................................................           0              --
  President and Chief Operating Officer
Ralph Levy.......................................................      10,500         $ 13.50/share
  Vice President, Operations
Roland Buelow....................................................      10,500         $ 13.50/share
  Vice President, Research
Robert Floc'h....................................................      10,500         $ 13.50/share
  Vice President, Pharmaceutical Development
  and General Manager, SangStat Atlantique
All executive officers as a group (11 persons)...................     113,000         $ 13.50/share
All employees and consultants as a group, excluding executive
  officers (19 persons)..........................................     112,700         $ 17.20/share

     As of May 1, 1997, options covering 1,071,127 shares of Common Stock were outstanding under the 1993 Plan, 979,259 shares remained available for future option grant assuming stockholder approval of the 750,000-share increase which forms part of this Proposal, and 241,814 shares have been issued under the 1993 Plan in connection with option exercises.

AMENDMENT AND TERMINATION

     The Board may amend or modify the 1993 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate on October 11, 2003.

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

     Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

                              ACCOUNTING TREATMENT

     Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a compensation expense to the Company's earnings equal to the difference between the exercise price payable for the option shares and the fair market value of those shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest. Option grants with exercise prices equal to the fair market value of the shares at the time of grant will not result in any charge to the Company's earnings, but the Company must disclose in the notes to the Company's financial statements the fair value of those options granted and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

NEW PLAN BENEFITS

     As of May 1, 1997, no options have been granted to date on the basis of the 750,000-share increase to the 1993 Plan which forms part of this Proposal.

                              STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the 1993 Plan. Should such stockholder approval not be obtained, then any options granted on the basis of the 750,000-share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. In addition, the non-employee Board members will not become eligible to participate in the 1993 Plan, and any unvested shares repurchased by the Company at the option exercise price paid per share will not be added back to the share reserve for reissuance. In the absence of such stockholder approval, however, the 1993 Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the 1993 Plan in effect prior to the amendments summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the 1993 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE 1993 PLAN.

                       PROPOSAL THREE -- APPROVAL OF THE

                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Company's stockholders are being asked to approve the implementation of the Company's 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan"), pursuant to which 250,000 shares of Common Stock have been reserved for issuance. The Directors Plan is intended to serve as a special equity incentive program for the non-employee members of the Company's Board of Directors (the "Board"). The Directors Plan was adopted by the Board on July 24, 1996 (the "Effective Date"), subject to stockholder approval of this Proposal at the Annual Meeting.

     The following is a summary of the principal features of the Directors Plan. The summary, however, does not purport to be a complete description of all the provisions of the Directors Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Menlo Park, California.

SHARE RESERVE

     A reserve of 250,000 shares of Common Stock has been set aside for issuance over the ten (10)-year term of the Directors Plan. Should any options granted under the Directors Plan terminate prior to exercise in full, the shares subject to the unexercised portion of those options will be available for subsequent option grants. In addition, any unvested shares issued under the Directors Plan and subsequently repurchased by the Company at the option exercise price paid per share pursuant to the Company's repurchase rights will be added back to the number of shares of Common Stock reserved for issuance under the Directors Plan and will accordingly be available for subsequent option grants. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the Directors Plan will not be available for subsequent issuance.

ELIGIBILITY

     Only the non-employee members of the Board will be eligible to participate in the Directors Plan. As of May 1, 1997, six (6) non-employee Board members were eligible to participate.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 1996 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On May 1, 1997, the closing selling price per share was $19.00.

AUTOMATIC OPTION GRANTS

     All automatic option grants under the Directors Plan will be made in strict compliance with the express provisions of such plan. Accordingly, stockholder approval of this Proposal will also constitute pre-approval of each option granted pursuant to the provisions of the Directors Plan summarized below and the subsequent exercise of that option in accordance with those provisions.

     1. Each individual serving as an eligible non-employee Board member on the Effective Date was granted on that date an option for either 14,000 shares of Common Stock, if such individual had not previously received an option grant from the Company in connection with his or her service on the Board, or 9,000 shares if such individual had previously received such an option grant.

     2. Each individual who first becomes a non-employee Board member after the Effective Date, whether upon appointment by the Board or election by the stockholders, will automatically be granted, at the time of his or her initial election or appointment to the Board, an option for 19,000 shares of Common Stock, provided such individual has not previously been in the Company's employ.

     3. On the date of each Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 3,000 shares of Common Stock, provided that individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 3,000-share option grants which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be eligible for those 3,000-share option grants.

     4. Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date. Each option will have a maximum term of ten (10) years measured from the option grant date, subject to earlier termination following the optionee's cessation of Board service.

     5. Each automatic option grant will be immediately exercisable for any or all the option shares, but any unvested shares purchased by the optionee under that grant will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares.

     6. The shares subject to each option grant (other than the 14,000-share option grants made on the Effective Date) will vest as follows: twenty-five percent (25%) of the option shares will vest upon the optionee's completion of one (1) year of Board service measured from the automatic grant date, and the balance of the option shares will vest in a series of thirty-six (36) successive equal monthly installments over the next thirty-six (36) months of Board service thereafter. The shares subject to each of the 14,000-share option grants made on the Effective Date will vest in two (2) successive equal annual installments upon the optionee's completion of each year of Board service over the two
(2)-year period measured from the Effective Date.

     7. The shares subject to each automatic option grant will immediately vest upon (i) the optionee's death or permanent disability while serving as a Board member, (ii) an acquisition of the Company by a merger involving a change in ownership of more than fifty percent (50%) of the Company's outstanding voting securities or by a sale of all or substantially all of the Company's assets,
(iii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting securities or (iv) a change in the majority of the Board as a result of one or more contested elections for Board membership.

     8. Each automatic option will remain exercisable for a twelve (12)-month period following the optionee's cessation of service as a Board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Board member is vested at the time of his or her cessation of Board service.

     9. Upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over
(b) the exercise price payable for such share. Stockholder approval of this Proposal will constitute pre-approval of each option granted with such a surrender right and the subsequent surrender of that option in accordance with foregoing provisions. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option surrender and cash distribution.

LIMITED TRANSFERABILITY

     Options granted under the Directors Plan may be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

CHANGES IN CAPITALIZATION

     In the event any change is made to the outstanding shares of Common Stock by reason of any merger, consolidation or reorganization of the Company or any recapitalization, stock dividend, stock split, combina-tion of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities available for issuance under the Directors Plan, (ii) the number and/or class of securities and exercise price per share in effect under each outstanding option under the Directors Plan and (iii) the number and/or class of securities for which option grants are to be made in the future to newly-elected or continuing non-employee Board members. All adjustments to the outstanding options under the Directors Plan will be designed to preclude the enlargement or dilution of participant rights and benefits under those options.

AMENDMENT AND TERMINATION

     The Board may amend or modify the Directors Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable laws or regulations. The Board may terminate the Directors Plan at any time, and the Directors Plan will in all events terminate on July 23, 2006.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Directors Plan will be non-statutory options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Federal income tax treatment for such options is as follows:

     No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of the option exercise an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over
(ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

NEW PLAN BENEFITS

     The table below indicates the option grants which have been made through April 30, 1997 under the Directors Plan. None of those options will become exercisable unless the stockholders approve this Proposal.

                                                                   NUMBER
                                                                     OF
                                                        DATE OF    OPTION   EXERCISE
                    NON-EMPLOYEE BOARD MEMBER            GRANT     SHARES    PRICE
            ------------------------------------------  --------   ------   --------
            Gordon Russell(1).........................  07/24/96   14,000    $13.50
            Vincent R. Worms(1).......................  07/02/96   14,000    $13.50
            Fredric J. Feldman(2).....................  07/24/96   9,000     $13.50
            Elizabeth Greetham(2).....................  09/25/96   19,000    $23.50
            Richard Murdock(2)........................  07/24/96   9,000     $13.50
            Andrew Perlman(2).........................  07/24/96   9,000     $13.50

---------------
(1) The shares subject to each option will vest in two (2) successive equal annual installments upon the optionee's completion of each year of Board service over the two year period measured from the grant date.

(2) The shares subject to each option will vest upon the optionee's completion of one year of Board service measured from the grant date, and the balance of the option shares will vest in a series of thirty-six (36) successive monthly installments upon the optionee's completion of each additional month of Board service thereafter.

     In addition, at the Annual Meeting, each individual who will continue to serve as a non-employee Board member will receive an option grant under the Directors Plan to purchase 3,000 shares of Common Stock. Each such option grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date.

ACCOUNTING TREATMENT

     Except for the option grants made to date under the Directors Plan, none of the options to be granted under the Directors Plan will result in any direct compensation expense to the Company's earnings because those options will have an exercise price equal to the fair market value of the shares on the grant date. However, the Company must disclose, in the notes to the Company's financial statements, the fair value of all options granted under the Directors Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Because the option grants made to date under the Directors Plan are subject to stockholder approval of this Proposal, the Company will have to recognize a compensation expense with respect to those grants, to the extent the fair market value of the Common Stock on the date of the Annual Meeting is greater than the exercise price in effect for those options ($13.50 per share for a total of 55,000 option shares and $23.50 per share for 19,000 option shares). The amount of the compensation expense will be equal to that difference multiplied by the number of the option shares and will be amortized over the period the option shares are to vest.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented at the Annual Meeting and entitled to vote on this Proposal is required for approval of the Directors Plan. Should such stockholder approval not be obtained, then the Directors Plan will not be implemented, and all outstanding options under the Directors Plan will terminate without ever becoming exercisable for the option shares.

     The Board believes that it is in the best interests of the Company to implement an equity incentive program which will provide the non-employee Board members with an opportunity to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders. FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE DIRECTORS PLAN.

             PROPOSAL FOUR -- RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Deloitte & Touche LLP, independent public auditors for the Company during fiscal year 1996, to serve in the same capacity for the fiscal year ending December 31, 1997, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                                 OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of May 1, 1997 by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee for director,
(iii) the Company's Chief Executive Officer and the four other most highly paid executive officers as of December 31, 1996, and (iv) all directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                                    SHARES
                       NAME AND ADDRESS                          BENEFICIALLY     PERCENTAGE OF SHARES
              (IF APPLICABLE) OF BENEFICIAL OWNER                   OWNED          BENEFICIALLY OWNED
---------------------------------------------------------------  ------------     --------------------
Partech International(1).......................................       967,976              6.1%
  50 California Street
  Suite 3200
  San Francisco, CA 94111
David Rammler(2)...............................................       753,321              4.7%
  3000 Sand Hill Road
  Suite 280, Bldg. 4
  Menlo Park, CA 94025
Sequoia Capital(3).............................................       722,034              4.5%
  3000 Sand Hill Road
  Suite 280, Bldg. 4
  Menlo Park, CA 94025
Philippe Pouletty, M.D.(4).....................................       576,153              3.6%
  SangStat Medical Corporation
  1505 Adams Drive
  Menlo Park, California 94025
David Winter, M.D.(5)..........................................       135,700                *
Timothy J. Schroeder(6)........................................        68,700                *
Ralph Levy(7)..................................................        75,500                *
Hana Berger Moran, Ph.D.(8)....................................        53,500                *
Roland Buelow, Ph.D.(9)........................................        67,500                *
Henry N. Edmunds, Ph.D.(10)....................................        43,500                *
Robert Floc'h(11)..............................................        45,500                *
Gordon Russell(3)..............................................       767,277              4.8%
Fredric J. Feldman, Ph.D.(12)..................................        36,525                *
Elizabeth Greetham(13).........................................       274,000              1.7%
Richard D. Murdock(14).........................................        18,600                *
Andrew Perlman, M.D., Ph.D.(15)................................        23,400                *
Vincent Worms(1)...............................................       981,976              6.2%
All directors and officers as a group (14 persons).............     3,080,024             18.4%

---------------

* Does not exceed one percent.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options which are currently exercisable or convertible or which will become exercisable or convertible within sixty
      (60) days after May 1, 1997 are deemed outstanding for computing the beneficial ownership of the person holding such options but are not deemed outstanding for computing the beneficial ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (1) Includes 102,774 shares held by Parvest Europe Investment II, C.V. Includes 285,001 shares held by Parvest U.S. Growth Fund Partners, C.V. Includes 333,646 shares held by Parvest U.S. Partners II, C.V. Includes 246,555 shares held by entities which are affiliates of Partech International. Mr. Worms, a director of the Company, is a general partner of Parvest Europe Investment II, C.V., Parvest U.S. Growth Fund Partners, C.V. and Parvest U.S. Partners II, C.V. and either a general partner or a director of the affiliates referenced in the preceding sentence, and may be deemed to share voting and investment power with respect to such shares. Mr. Worms disclaims beneficial ownership of such shares, except to the extent of his interest in such shares arising from his interests in the referenced entities above. The shares beneficially owned by Mr. Worms include options to purchase 14,000 shares granted under the 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan") in July 1996, subject to stockholder approval.

 (2) Includes 8,000 shares Common Stock held by Christine Rammler, Mr. Rammler's wife. Includes options to purchase 12,000 shares granted to David Rammler under the 1993 Stock Option Plan (the "Option Plan").

 (3) Includes 663,434 shares held by Sequoia Capital Growth Fund. Includes 42,347 shares held by Sequoia Technology Partners III. Includes 323 shares held by Sequoia XX. Includes 12,470 shares held by Sequoia XXI. Includes 2,894 shares held by Sequoia XXII. Includes 566 shares held by Sequoia XXIII. Mr. Russell, a director of the Company, is a general partner of Sequoia Capital, and may be deemed to share voting and investment power with respect to such shares. Mr. Russell disclaims beneficial ownership of such shares, except to the extent of his interest in such shares arising from his interests in the entities referred to above. The shares beneficially owned by Mr. Russell include 45,243 shares owned by Mr. Russell and options to purchase 14,000 shares granted under the Directors Plan in July 1996, subject to stockholder approval.

 (4) Includes options to purchase 301,160 shares of Common Stock.

 (5) Includes options to purchase 125,000 shares granted under the Option Plan.

 (6) Represents options to purchase 64,700 shares granted under the Option Plan.

 (7) Includes options to purchase 62,120 shares granted under the Option Plan.

 (8) Represents options to purchase 53,500 shares granted under the Option Plan.

 (9) Includes options to purchase 49,500 shares granted under the Option Plan.

(10) Represents options to purchase 19,479 shares granted under the Option Plan.

(11) Represents options to purchase 20,000 shares granted under the Company's 1993 Stock Option Plan (France) and options to purchase 25,500 shares granted under the Option Plan.

(12) Represents 13,125 shares held by the Feldman family trust, options to purchase 14,400 shares granted under the Option Plan, and options to purchase 9,000 shares granted under the Directors Plan in July 1996, subject to stockholder approval.

(13) Includes 255,000 shares held by Weiss, Peck & Greer Investments. Ms. Greetham, a Director of the Company, handles all healthcare investments for the institutional, Mutual and High Individual Net Worth Accounts at Weiss, Peck & Greer Investments, and may be deemed to have share voting and investment power in such shares arising from her interest in the entity above. Ms. Greetham disclaims beneficial ownership of such shares, except to the extent of her interest in the entity referred to above. The shares beneficially owned by Ms. Greetham include options to purchase 19,000 shares granted under the Directors Plan in September 1996, subject to stockholder approval.

(14) Represents options to purchase 9,600 shares granted under the Option Plan and options to purchase 9,000 shares granted under the Directors Plan in July 1996, subject to stockholder approval.

(15) Represents options to purchase 14,400 shares granted under the Option Plan and options to purchase 9,000 shares granted under the Directors Plan in July 1996, subject to stockholder approval.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned, by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company serving as such as of the end of the last fiscal year whose salary and bonus for such year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the 1996, 1995 and 1994 fiscal years. Such individuals will be hereafter referred to as the Named Executive Officers. No other executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1996 fiscal year resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                      ------------
                                                                         AWARDS
                                                                      ------------
                                                                       NUMBER OF
                                            ANNUAL COMPENSATION        SECURITIES
            NAME AND                       ----------------------      UNDERLYING          ALL OTHER
       PRINCIPAL POSITION         YEAR     SALARY($)     BONUS($)       OPTIONS        COMPENSATION($)(1)
--------------------------------  ----     ---------     --------     ------------     ------------------
Philippe Pouletty,..............  1996      250,000      110,000          35,000             11,470
  President and                   1995      200,000       75,000         110,000              9,618
  Chief Executive Officer         1994      160,000       64,000              --             10,342
David Winter,...................  1996      170,000       31,620              --             11,244
  President and                   1995      146,243(2)         0         125,000              7,582
  Chief Operating Officer
Ralph Levy, Vice................  1996      142,708       29,255          10,500              8,243
  President,                      1995      120,479       26,205          15,000              7,447
  Operations                      1994      107,854       23,708              --              8,939
Roland Buelow,..................  1996      129,167       21,313          10,500              7,766
  Vice President,                 1995      120,000       29,625          25,000              6,415
  Research                        1994      111,000       23,310              --              7,826
Robert Floc'h,..................  1996      117,286       14,000          10,500              9,266
  Vice President,                 1995      123,468       23,680          15,000              9,898
  Pharmaceutical                  1994      103,828       19,727              --              6,113
  Development and General
  Manager, SangStat Atlantique

---------------

(1) Represents the special health insurance premiums paid on behalf of such individuals.

(2) David Winter joined the Company on February 20, 1995 as President and Chief Operating Officer. The stated salary is for the period February 20, 1995 through December 31, 1995.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table shows, with respect to the Named Executive Officers, certain information concerning the grant of stock options in 1996. No stock appreciation rights were granted during 1996.

                                                                                        POTENTIAL REALIZABLE
                                                   INDIVIDUAL GRANTS                      VALUE AT ASSUMED
                                  ---------------------------------------------------   ANNUAL RATES OF STOCK
                                  NUMBER OF    PERCENTAGE OF                             PRICE APPRECIATION
                                  SECURITIES   TOTAL OPTIONS                                     FOR
                                  UNDERLYING     GRANTED TO                                OPTION TERM(4)
                                   OPTIONS      EMPLOYEES IN    EXERCISE   EXPIRATION   ---------------------
              NAME                GRANTED(1)   FISCAL YEAR(2)   PRICE(3)      DATE         5%          10%
--------------------------------  ----------   --------------   --------   ----------   --------     --------
Philippe Pouletty...............    35,000          14.4         $13.50      7/23/06    $297,153     $753,043
David Winter....................     --           --              --          --           --           --
Ralph Levy......................    10,500           4.3          13.50      7/23/06      89,146      225,913
Roland Buelow...................    10,500           4.3          13.50      7/23/06      89,146      225,913
Robert Floc'h...................    10,500           4.3          13.50      7/23/06      89,146      225,913

---------------

(1) The shares subject to each option will vest in four successive equal annual installments over the optionee's continued service with the Company measured from the July 24, 1996 grant date. However, the option shares will immediately vest in the event the Company is acquired by merger or asset sale, unless the Company's repurchase rights with respect to those unvested shares are assigned to the successor company.

(2) Based on options for an aggregate of 243,700 shares granted in 1996, including options granted to the Named Executive Officers.

(3) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by lending the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability.

(4) Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed 5% and 10% annual rates of appreciation (compounded annually) over the option term. There is no assurance that those assumed annual rates of stock price appreciation will actually be realized.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1996 with respect to the Named Executive Officers. Except as set forth below, no options or stock appreciation rights were exercised by any such individual during such year, and no stock appreciation rights were outstanding on December 31, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED
                                                             NUMBER OF SECURITIES         IN-THE- MONEY OPTIONS AT
                                       VALUE REALIZED   UNDERLYING UNEXERCISED OPTIONS     FY-END (MARKET PRICE OF
                                       (MARKET PRICE              AT FISCAL               SHARES AT FY-END ($26.50)
                           SHARES       AT EXERCISE              YEAR-END(#)                LESS EXERCISE PRICE)
                         ACQUIRED ON   LESS EXERCISE    ------------------------------   ---------------------------
         NAME            EXERCISE(#)       PRICE)       EXERCISABLE(1)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------  -----------   --------------   --------------   -------------   -----------   -------------
Philippe Pouletty......     5,600         $122,747          301,160         --           $ 6,262,644      --
David Winter...........     --             --               125,000         --             2,609,375      --
Ralph Levy.............       500           13,863           62,620         --             1,414,447      --
Roland Buelow..........     --             --                49,500         --             1,014,225      --
Robert Floc'h..........     --             --                45,500         --               952,400      --

---------------

(1) The options are immediately exercisable for all the option shares, but any shares purchased under those options will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. As of December 31, 1996, Dr. Pouletty is vested in 269,806 of his options shares, Dr. Winter is vested in 57,292 shares, Mr. Levy is vested in 39,308 shares, Dr. Buelow is vested in 16,313 shares and Dr. Floc'h is vested in 21,438 shares.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT ARRANGEMENTS AND CHANGE IN CONTROL AGREEMENTS

     None of the Company's executive officers have employment agreements with the Company, and their employment with the Company may be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has authority as Plan Administrator of the Company's Stock Option Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers, whether granted under that plan or any predecessor plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following: (i) an acquisition of the Company by merger or asset sale, or (ii) a hostile takeover of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") sets the compensation of the Chief Executive Officer and the Company's other executive officers, reviews the design, administration, and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed entirely of outside directors who have never served as officers of the Company.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing biotechnology industry. The Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate, and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of corporate objectives and individual performance. Within this overall philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of a specifically identified peer group of companies (the "Peer Companies") located in the same geographic area and of small to medium market capitalization with which the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's performance relative to corporate objectives and the performance of the Peer Companies and that are also based on the attainment of personal goals.

     - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the compensation levels in effect at the Peer Companies and is based on the Committee's assessment of the individual's performance, (ii) annual variable performance awards payable in cash and tied to the Company's attainment of corporate objectives and the officer's achievement of personal goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility and accountability within the Company increases over time, a greater portion of his or her total compensation is intended to be dependent upon Company and personal performance and stock price appreciation rather than upon base salary.

FACTORS

     The principal factors taken into account in establishing each executive officer's compensation package for the 1996 fiscal year are summarized below. The Committee may, however, apply entirely different factors for future fiscal years.

     BASE SALARY. The Committee determines the base salary levels for the executive officers on the basis of the individual's performance, internal comparability considerations and the base salary levels in effect for comparable positions at the Peer Companies. The base salary level for executive officers is currently at or below the median level determined for such individuals on the basis of the external salary data compiled for the Peer Companies. The number of companies taken into account as Peer Companies is less than the number of companies included in the BioCentury 100 Stock Index and the Hambrecht & Quist Biotechnology Index which are used in the Performance Graph appearing later in this Proxy Statement for comparative stockholder return purposes. However, the Committee believes this smaller group of Peer Companies gives a more accurate indication of the market for executive services in which the Company competes.

     Salaries are reviewed on an annual basis, and adjustments to each executive officer's base salary are based upon individual performance and increases in salary levels at the Peer Companies.

     ANNUAL INCENTIVE COMPENSATION. An annual bonus may be earned by each executive officer based upon the achievement of personal and Company performance goals. Such goals are established at the commencement of each calendar year and may vary from year to year. Since the Company is in the development stage, the use of traditional performance milestones (such as profit levels and return on equity) as the basis for such incentive compensation was not considered appropriate. Instead, the incentive awards for the 1996 fiscal year were tied to the achievement of pre-defined personal and corporate performance targets. The Company performance goals for 1996 (for which 50% of the individual's target bonus could be earned) were (i) procurement of additional capital, (ii) licensing a therapeutic product, (iii) completing specified R&D goals, (iv) achievement of specified sales levels (10%) and (v) achievement of certain organizational goals. Personal goals are related to the functional responsibility of each executive officer and his or her department. The Committee and the Board jointly determine whether or not each Company performance goal has been achieved. The Committee determines whether the Chief Executive Officer has achieved his personal performance goals, and the Chief Executive Officer similarly reviews the performance goals achieved by other executive officers and reports his recommendations to the Committee. For fiscal year 1996 the bonuses as a percent of salary was 44% for the Chief Executive Officer and ranged from 27% to 9% for the other officers.

     LONG-TERM, EQUITY-BASED INCENTIVE AWARDS. The goal of the Company's long-term equity-based incentive awards is to align the interests of executive officers with those of the stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the Peer Companies, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

     During fiscal 1996, the Committee made option grants to Messrs. Pouletty, Levy, Buelow and Floc'h under the Company's Stock Option Plan. Each grant allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time. Specifically, the shares subject to each option vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and then only if the market price appreciates over the option term.

CEO COMPENSATION

     Dr. Pouletty's base salary is established through an evaluation of his performance and the salary levels in effect for similarly situated chief executive officers at the Peer Companies. In setting Dr. Pouletty's base salary, it is the Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors.

     Dr. Pouletty's 1996 fiscal year incentive compensation did not include any dollar guarantees. His actual bonus award of $110,000 was based on the achievement of the Company's performance goals described above and Dr. Pouletty's individual performance during fiscal year 1996. The option grant made to Dr. Pouletty for 35,000 shares was in recognition of his performance and was intended to provide him with a continuing incentive to remain with Company and contribute the Company's success. The options will be of value to Dr. Pouletty only if the market price of Company's common stock appreciates over the option term.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     As a result of Section 162(m) of the Code, which was enacted into law in 1993, the Company will not be allowed a Federal income tax deduction for compensation paid to certain officers, to the extent that compensation exceeds one (1) million dollars per officer in any one year. This limitation will apply to all compensation which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Company previously obtained stockholder approval for certain amendments to the Stock Option Plan which were designed to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan would qualify as performance-based compensation.

     The cash compensation paid to the Company's executive officers during fiscal 1996 did not exceed the one (1) million dollar limit per officer, nor is the cash compensation to be paid to the Company's executive officers for the 1997 fiscal year expected to reach that level. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the one (1) million dollar limitation, the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the one (1) million dollar level.
                                          COMPENSATION COMMITTEE
                                          Elizabeth Greetham,
                                          Fredric Feldman,
                                          Richard Murdock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company's Board of Directors are as named above in the Compensation Committee Report. No member of the Committee was at any time during the 1996 fiscal year or at any other time an officer or employee of the Company.

     No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

                      COMPARISON OF STOCKHOLDER RETURN(1)

     The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company's Common Stock with the cumulative total returns of the Nasdaq Stock Market Index, the BioCentury 100 Stock Index and the Hambrecht & Quist Biotechnology Index.(2) The BioCentury 100 Stock Index has been included this year because of its greater focus on companies in an early stage of development and with market capitalization similar to SangStat Medical Corporation. The graph covers the period from December 14, 1993, the date the Company's initial public offering commenced, through the fiscal year ended December 31, 1996 as well as the first four months of the Company's 1997 fiscal year.

     The graph assumes that $100 was invested on December 14, 1993 in the Company's Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.


                                  (GRAPH-CRC)


               Sangstat           Nasdaq       BioCentury     Hambrecht & Quist
                Medical        Stock Market     100 Stock       Biotechnology
              Corporation          Index          Index             Index
              -----------      ------------    ----------     -----------------

12/14/93      $  100             $  100          $  100             $  100
12/31/93         100                103              99                103
03/31/94         109                 98              85                 84
06/30/94          84                 94              73                 85
09/30/94         102                102              78                102
12/31/94          66                100              70                 98
03/31/95          91                110              73                102
06/31/95          73                125              84                115
09/30/95         109                140             102                139
12/31/95         148                142             126                167
03/31/96         230                149             132                160
06/30/96         243                161             131                149
09/30/96         364                167             116                159
12/31/96         379                175             115                154
03/31/97         388                165             111                148


---------------

(1) The performance graph and all of the material in the Compensation Committee Report is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference to any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

(2) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and any persons holding more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon a review of copies of reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, the Company's officers, directors and greater than ten percent (10%) stockholders complied with all other Section 16(a) filing requirements.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                                   FORM 10-K

     The Company filed an Annual Report on Form 10-K with the SEC. Stockholders may obtain a copy of these reports, without charge, by writing to Dr. Edmunds, Vice President and Chief Financial Officer, at the Company's executive offices at 1505 Adams Drive, Menlo Park, California 94025.

                                          THE BOARD OF DIRECTORS OF
                                          SANGSTAT MEDICAL CORPORATION
Dated: May 27, 1997

                          SANGSTAT MEDICAL CORPORATION
                             1993 STOCK OPTION PLAN

                  (Restated and Amended through April 3, 1997)


       I .       PURPOSE OF THE PLAN

                 A. This 1993 Stock Option Plan ("Plan") is intended to promote the interests of SangStat Medical Corporation, a California corporation (the "Corporation"), by providing (i) employees (including officers) of the Corporation (or any Parent or Subsidiary) who are responsible for the management, growth and financial success of the Corporation (or any Parent or Subsidiary), (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or any Parent or Subsidiary).

                 B. The Plan became effective on December 7, 1993, the date on which the shares of the Corporation's Common Stock were first registered under Section 12(g) of the Securities Exchange Act of 1934. Such date is hereby designated as the Effective Date of the Plan.

                 C. This Plan shall serve as the successor to the Corporation's 1990 Stock Option Plan (the "Predecessor Plan"). No further option grants or stock issuances shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All options outstanding under the Predecessor Plan on the Effective Date have been incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder.

       II.       DEFINITIONS

                 For purposes of the Plan, the following definitions shall be in effect:

                 BOARD:  the Corporation's Board of Directors.

                 CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                        a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders; or

                        b. there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                 CODE:  the Internal Revenue Code of 1986, as amended.

                 COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

                 COMMON STOCK:  shares of the Corporation's common stock.

                 CORPORATE TRANSACTION: any of the following shareholder-approved transactions to which the Corporation is a party:

                          a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                          b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                          c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.





                                       2.

                 EMPLOYEE: an individual who performs services while in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                 FAIR MARKET VALUE: the fair market value per share of Common Stock determined in accordance with the following provisions:

                          a. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                          b. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                 HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                 1934 ACT: the Securities Exchange Act of 1934, as amended from time to time.

                 OPTIONEE: any person to whom an option is granted under the Plan.

                 PARENT: any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock





                                       3.

possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 PLAN ADMINISTRATOR: the Committee in its capacity as the administrator of the Plan.

                 PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                 SERVICE: the performance of services on a periodic basis to the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.

                 SUBSIDIARY: each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 TAKE-OVER PRICE: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an incentive stock option under the Federal tax laws, the Take-Over Price shall not exceed the clause (a) price per share.

     III .       ADMINISTRATION OF THE PLAN

                 A. The Plan shall be administered by the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                 B. The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding option grants thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option thereunder.





                                       4.

       IV.       OPTION GRANTS

                 A. The persons eligible to participate in the Plan are as follows:

                                (i) officers and other employees of the Corporation (or any Parent or Subsidiary) who render services which contribute to the management, growth and financial success of the Corporation (or any Parent or Subsidiary);

                               (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                              (iii)        those consultants or other
         independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary).

                 B. The Plan Administrator shall have full authority to determine, with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Code Section 422 or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

       V .       STOCK SUBJECT TO THE PLAN

                 A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,292,200 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve reflects the 4-for- 5 reverse stock split of the Common Stock effected on November 29, 1993 and is comprised of (i) the number of shares which remained available for issuance under the Predecessor Plan as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the Predecessor Plan as last approved by the shareholders (estimated to be 502,200 shares in the aggregate on a post-split basis), (ii) the increase of 200,000 shares authorized by the Board and approved by the Corporation's shareholders in November 1993, (iii) the additional increase of 340,000 shares authorized by the Board on March 30, 1995 and approved by the Corporation's shareholders at the 1995 Annual Shareholders Meeting, (iv) the additional increase of 500,000 shares authorized by the Board on April 26, 1996 and approved by the Corporation's shareholders at the 1996 Annual Shareholders Meeting and (v) the additional





                                       5.

increase of 750,000 shares authorized by the Board on April 3, 1997, subject to the approval of the Corporation's shareholders at the 1997 Annual Shareholders Meeting. To the extent one or more outstanding options under the Predecessor Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

                 B. In no event may the maximum number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights exceed 700,000 shares in the aggregate over the remaining term of the Plan. For purposes of this limitation, no stock options or stock appreciation rights granted prior to January 1, 1995 shall be taken into account. Such limitation shall be subject to periodic adjustment in accordance with the provisions of this Section V.

                 C. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IX), of then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, any shares subject to any option or portion thereof surrendered in accordance with Section X shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the option price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding stock option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock actually issued.

                 D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted options and separately exercisable stock appreciation rights after December 31, 1994, (iii) the number and/or class of securities and price per share in effect





                                       6.

under each option outstanding under the Plan and (iv) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

     VI.         TERMS AND CONDITIONS OF OPTIONS

                 Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or any Parent or Subsidiary may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VII.

                 A.       Option Price.

                          (1)     The option price per share shall be fixed by
the Plan Administrator in accordance with the following provisions:

                                  (i)       The option price per share of the
                 Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                                  (ii)       The option price per share of the
                 Common Stock subject to a non-statutory stock option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                          (2)     The option price shall become immediately due
upon exercise of the option and, subject to the provisions of Section XI and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                          - full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                          - full payment in cash or check drawn to the Corporation's order;





                                       7.

                          - full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                          - full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                 For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                 B. Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

                 C.       Termination of Service.

                          (1)     The following provisions shall govern the
exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                          - Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Plan, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph C.(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.





                                       8.

                          - Any option held by the Optionee under this Plan and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the earlier of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or
         (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

                          - During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which it has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which it is not otherwise at that time exercisable or in which Optionee is not otherwise at that time vested.

                          - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                          -       Should (i) the Optionee's Service be
         terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or any Parent or Subsidiary, then in any such event all outstanding options held by the Optionee under this Plan shall terminate immediately and cease to be outstanding.

                 (2) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Plan to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.





                                       9.

                 (3) The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

                 D. Shareholder Rights. An Optionee shall have no shareholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

                 E. Repurchase Rights. The shares of Common Stock acquired upon the exercise of any option granted under this Plan may be subject to repurchase by the Corporation in accordance with the following provisions:

                          (a) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                          (b)     All of the Corporation's outstanding
         repurchase rights under this Plan shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                          (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Plan and thereby accelerate the vesting of such shares in whole or in part at any time.

                 F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution





                                      10.

following the Optionee's death. However, Non-Statutory Options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Should the Optionee die while holding a Non-Statutory Option, that option shall be transferred in accordance with the Optionee's will or by the laws of descent and distribution.

     VII.        INCENTIVE OPTIONS

                 The terms and conditions specified below shall be applicable to all Incentive Options granted under this Plan. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                 A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

                 B. 10% Shareholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary, then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

                 Except as modified by the preceding provisions of this Section VII, the provisions of the Plan shall apply to all Incentive Options granted hereunder.





                                      11.

   VIII.         CORPORATE TRANSACTIONS/CHANGES IN CONTROL

                 A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully vested shares. However, an outstanding option under this Plan shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                 B. Upon the consummation of the Corporate Transaction, all outstanding options under this Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                 C. Each outstanding option under this Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

                 D. The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part should the Optionee's Service subsequently terminate within a designated period following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such termination of Service shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.





                                      12.

                 E. The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part should the Optionee's Service subsequently terminate within a designated period following the effective date of any Change in Control. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such termination of Service shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

                 F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                 G. The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 H. Any Incentive Options accelerated under this Section VIII in connection with a Corporate Transaction or Change in Control shall remain exercisable as incentive stock options under the Federal tax laws only to the extent the applicable dollar limitation of Section VII is not exceeded. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

       IX.       CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Plan (including outstanding options under the Predecessor Plan incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than (i) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the new grant or (ii) one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option.

       X .       STOCK APPRECIATION RIGHTS

                 A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Plan in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the shares of Common Stock in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.





                                      13.

                 B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator deems appropriate.

                 C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                 D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, the officer will have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right to the Corporation, to the extent such options are at the time exercisable for fully-vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate option price payable for such vested shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the date the option is surrendered to the Corporation. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section X.D. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                 E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent option grant under the Plan.

       XI.       LOANS OR INSTALLMENT PAYMENTS

                 A. The Plan Administrator may, in its discretion, assist any Optionee (including an Optionee who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Plan, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee





                                      14.

to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the option price of the acquired shares plus any Federal and state income and employment tax liability incurred by the Optionee in connection with the acquisition of such shares.

                 B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     XII .       AMENDMENT OF THE PLAN AND AWARDS

                 A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.

                 B. Options to purchase shares of Common Stock may be granted under the Plan which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until shareholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and
(II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

     XIII.       TAX WITHHOLDING

                 The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                 The Plan Administrator may, in its discretion and in accordance with the provisions of this Section XIII and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-





                                      15.

3), provide any or all holders of non-statutory options or unvested shares under the Plan with the right to use shares of the Corporation's Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                 (a) Stock Withholding: The holder of the non-statutory option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non- statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                 (b) Stock Delivery: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option or unvested shares purchased thereunder with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

     XIV .       EFFECTIVE DATE AND TERM OF PLAN

                 A. This Plan, as successor to the Predecessor Plan, became effective as of the Effective Date and no further option grants or stock issuances shall be made under the Predecessor Plan from and after such Effective Date.

                 B. On March 30, 1995, the Board amended and restated the Plan to (i) increase the number of shares issuable thereunder by 340,000 shares and (ii) impose a limitation on the maximum number of shares for which any one individual participating in the Plan may be granted options and separately exercisable stock appreciation rights after December 31, 1994. The restatement was approved by the Corporation's shareholders at the 1995 Annual Shareholders Meeting. On April 26, 1996, the Board amended the Plan to increase the number of shares issuable thereunder by an additional 500,000 shares, and that increase was approved by the Corporation's shareholders at the 1996 Annual Shareholders Meeting.

                 C. On April 3, 1997, the Board amended the Plan to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 750,000 shares, (ii) render the non-





                                      16.

employee Board members eligible to receive option grants under the Plan, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of Non-Statutory Options and the elimination of the six (6)-month holding requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short- swing liability provisions of the federal securities laws. The 1997 amendments are subject to shareholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 750,000-share increase shall become exercisable in whole or in part unless and until the amendments are approved by the shareholders. Should such shareholder approval not be obtained, then any options granted on the basis of the 750,000 increase shall terminate without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such share increase. However, option grants may continue to be made pursuant to the provisions of the Plan as in effect immediately prior to the 1997 amendments. All option grants and made prior to the 1997 amendments shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 1997 amendments shall be deemed to modify or in any way affect those outstanding options. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

                 D. Each option issued and outstanding under the Predecessor Plan immediately prior to the Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

                 E. The option/vesting acceleration provisions of Section VIII relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the Predecessor Plan on the Effective Date but which do not otherwise provide for such acceleration.

                 F. The Plan shall terminate upon the earlier of (i) October 11, 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan.
Upon such plan termination, all outstanding option grants shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.





                                      17.

       XV.       USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants under the Plan shall be used for general corporate purposes.

     XVI .       REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it, and the Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

     XVII.       NO EMPLOYMENT/SERVICE RIGHTS

                 Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any Parent or Subsidiary) for any period of specific duration, and the Corporation (or any Parent or Subsidiary) retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

   XVIII .       MISCELLANEOUS PROVISIONS

                 A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

                 B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California without resort to that State conflict-of-laws rules.

                 C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.





                                      18.

                          SANGSTAT MEDICAL CORPORATION

                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


     I.         PURPOSE OF THE PLAN

                 This 1996 Non-Employee Directors Stock Option Plan (the "Plan") is intended to promote the interests of SangStat Medical Corporation, a Delaware corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

      II.        DEFINITIONS

                 For purposes of the Plan, the following definitions shall be in effect:

                 BOARD:  the Corporation's Board of Directors.

                 CODE:  the Internal Revenue Code of 1986, as amended.

                 COMMON STOCK:  shares of the Corporation's common stock.

                 CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                          (a) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

                          (b) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause
         (A) who were still in office at the time such election or nomination was approved by the Board.

                 CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                        a .       a merger or consolidation in which securities
         possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                        b .       the sale, transfer or other disposition of
         all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                 EFFECTIVE DATE: July 24, 1996, the date on which the Plan was adopted by the Board.

                 FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                          a. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                          b. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.




                                       2.

                 HOSTILE TAKE-OVER: the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                 1934 ACT:  the Securities Exchange Act of 1934, as amended.

                 OPTIONEE: any person to whom an option is granted under the Plan.

                 PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                 TAKE-OVER PRICE: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

     III.         ADMINISTRATION OF THE PLAN

                 The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

     IV.        STOCK SUBJECT TO THE PLAN

                 A. Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 250,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section IV.




                                       3.

                 B. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof surrendered in accordance with Section VII shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

                 C. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per each newly-elected or continuing non-employee Board member under the Plan, and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

     V.         ELIGIBILITY

                 A.       Eligible Optionees.   The individuals eligible
to receive automatic option grants under this Plan shall be limited to (i) those individuals who are serving as non-employee Board members on the Effective Date, (ii) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and
(iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings beginning with the 1997 Annual Meeting.

                          A non-employee Board member who has previously been
in the employ of the Corporation (or any of its parent or subsidiary corporations) shall not be eligible to receive an option grant under the Plan at the time he or she first becomes a non-employee




                                       4.

Board member, but shall be eligible to receive periodic option grants over his or her continued service as a non-employee Board member. Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

     VI.         TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

         A. Grants. Option grants shall be made under the Plan as specified below:

                          (1)     Each Eligible Director who is serving as a
non-employee Board member on the Effective Date shall automatically be granted on that date a Non-Statutory Option to purchase EITHER (i) 9,000 shares of Common Stock, if that individual has previously received an option grant from the Corporation in connection with his or her service as a Board member, OR
(ii) 14,000 shares of Common Stock if that individual has not previously received an option grant from the Corporation in connection with such Board service.

                          (2)     Each individual who is first elected or
appointed as a non-employee Board member after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 19,000 shares of Common Stock, provided such individual has not previously been employed by the Corporation (or any parent or subsidiary of the Corporation).

                          (3)     On the date of each Annual Stockholders
Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase 3,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 3,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary of the Corporation) or who have otherwise received an option grant from the Corporation prior to the Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

                          Stockholder approval of the Plan at the 1997 Annual
Meeting shall constitute pre-approval of each option granted pursuant to the express terms of the Plan and the subsequent exercise of that option in accordance with such terms.




                                       5.

                 B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

                 C.       Payment.

                          The exercise price shall become immediately due upon
exercise of the option and shall be payable in one or more of the forms specified below:

                               (i) cash or check made payable to the Corporation's order;

                              (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                             (iii)         to the extent the option is
         exercised for vested shares, full payment through a broker- dealer sale and remittance procedure pursuant to which the non-employee Board member shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                 Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are subject to the Corporation's repurchase right.

                 D. Option Term. Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.




                                       6.

                 E. Exercise and Vesting. Each automatic grant option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares.

                          The shares subject to each automatic option grant
(other than the initial 14,000-share option grant made on the Effective Date) shall vest as follows: twenty-five percent (25%) of the option shares shall vest upon the Optionee's completion of one (1) year of Board service measured from the grant date, and the balance of the option shares shall vest in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the thirty-six (36)-month period measured from the first anniversary of the grant date. The shares subject to each 14,000-share option grant made on the Effective Date shall vest in two (2) successive equal annual installments upon the Optionee's completion of each year of Board service over the two (2)-year period measured from the Effective Date.

                 F. Limited Transferability of Options. The option may be transferred or assigned by the Optionee, in connection with the Optionee's estate plan, to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. Should the Optionee die while holding the option, then the option shall be transferred in accordance with the Optionee's will or the laws of inheritance.

                 G. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                (i)        The Optionee (or, in the event of
Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                               (ii)        During the twelve (12)-month
exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service.




                                       7.

                              (iii)        Should the Optionee cease to serve
as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

                               (iv)        In no event shall the option remain
exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding, with respect to any and all Option Shares in which the Optionee is not vested at the time of such cessation of Board service.

                 H. Stockholder Rights. The holder of an automatic option grant shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

                 I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Non-statutory Stock Option Agreement attached as Exhibit A.

     VII.        CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. The shares of Common Stock subject to each option outstanding at the time of a Corporate Transaction but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof). In addition, all repurchase rights outstanding at the time of the Corporate Transaction shall terminate automatically, and the unvested shares of Common Stock subject to those terminated rights shall immediately vest in full.

                 B. The shares of Common Stock subject to each option outstanding at the time of a Change in Control of the Corporation not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for




                                       8.

the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for those fully- vested shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take- Over. In addition, all repurchase rights outstanding at the time of the Change in Control shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option grant held by him or her under the Plan. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of the Plan shall constitute pre-approval of the grant of each such option surrender right under the Plan and the subsequent exercise of that right in accordance with the terms and provisions of this
Section VII.C. No additional approval or consent of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                 D. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

                 E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                 F. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

   VIII.         AMENDMENT OF THE PLAN AND AWARDS

                 The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification




                                       9.

shall adversely affect the rights and obligations with respect to any option at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     IX.         EFFECTIVE DATE AND TERM OF PLAN

                 A. The Plan became effective immediately upon adoption by the Board on July 24, 1996, subject to stockholder approval at the 1997 Annual Meeting. No option granted shall become exercisable unless and until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained at the 1997 Annual Meeting, then any options previously granted shall terminate, and no further options shall be granted.

                 B. The Plan shall terminate upon the earlier of (i) July 23, 2006 or (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the exercise or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

      X.         USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes

     XIV.        REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.




                                       10.

     XII.        NO IMPAIRMENT OF RIGHTS

                 Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

     XII.        MISCELLANEOUS PROVISIONS

                 A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

                 B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                 C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.





                                       11.